UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8703

DREYFUS HIGH YIELD STRATEGIES FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	03/31

Date of reporting period:	03/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
High Yield
Strategies Fund

Dreyfus High Yield Strategies Fund

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Cash Flows
23	Statement of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Dividend Reinvestment Plan
42	Board Members Information
44	Officers of the Fund
45	Officers and Trustees
F O R M O R E I N F O R M AT I O N
Back Cover

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus High Yield Strategies Fund covers the 12-month period from April 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Many sectors of the U.S. bond market continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger economic recovery.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the bond market, the current cycle has been different to date. Sluggish job growth in the U.S. and a weakening dollar against many foreign currencies have helped forestall potential inflationary factors, benefiting bonds.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

April 22, 2004

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform during the period?

For the 12-month period ended March 31, 2004, the fund achieved a total return of 39.07% (on a net asset value basis) and produced aggregate income dividends of $0.6115 per share.1 In comparison, the Merrill Lynch High Yield Master II Index (the “Index”) achieved a total return of 22.21% for the same period.2

High-yield corporate bonds continued to benefit during the reporting period from a number of factors, including stronger economic growth, better business conditions, companies’ efforts to improve their balance sheets and robust investor demand.The fund produced a higher return than the Index, primarily due to strong contributions from its holdings of “fallen angels” that have been recovering from previously depressed price levels.The fund’s performance also was supported by its leveraging strategy, which tended to magnify net gains in the portfolio.

What is the fund’s investment approach?

The fund primarily seeks high current income.The fund will also seek capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

The fund’s investment process involves a “top-down” approach to sector and a fundamental “bottom-up” approach to security selection. We look at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength and the company’s management.We also employ leverage —buying additional bonds with borrowed money in an effort to increase the fund’s return.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Corporate bonds continued to rally throughout most of the reporting period, with gains driven by a stronger U.S. economy and better business conditions for many formerly distressed corporations. High-yield bonds benefited from favorable market-technical factors as investors became more comfortable with their issuers’ credit characteristics allowing issuers to refinance high-coupon debt and to strengthen their balance sheets. The move by many corporations toward lighter debt loads was partly a reaction to the accounting scandals of recent years and partly a result of historically low interest rates that enabled issuers to refinance their debt at lower rates.

In this relatively constructive environment, the fund continued to benefit from holdings of bonds that had been particularly hard-hit during the economic downturn.At the time, we believed that the bonds of a number of companies in the utilities, media and telecommunications sectors had been punished more severely than their business fundamentals warranted, and we invested in the high-yield debt of companies which included “fallen angels.” Indeed, the business prospects for most of these companies improved along with the U.S. economy.As a result, the fund received positive contributions from bonds issued by companies such as cable television provider Charter Communications, communications services company NTL Incorporated, metals refiner and processor OM Group, telephone services provider Qwest, natural gas producer Williams Cos and energy conglomerate El Paso Corp.

During the summer of 2003, evidence of a stronger U.S. economy began to emerge. As a result, many investors became concerned that dormant inflation pressures might emerge, and the U.S. bond market suffered one of the most severe six-week declines in its history. We attempted to take advantage of the market’s weakness by adding to existing positions at what we regarded as attractive prices.

When the bond market rebounded in the fall of 2003, it appeared to us that many high-yield bonds had recovered to a point at which they were more fully valued. Accordingly, we began to move the fund toward a more defensive investment posture. For example, we attempted to upgrade the fund’s overall credit quality by reducing its holdings of bonds with credit ratings in the “triple-C” range, and we allowed its holdings of cash-equivalent securities to rise. However, the high-yield bond market generally continued to rally through January

2004, and the fund’s more defensive posture prevented it from participating fully in the market’s gains.

What is the fund’s current strategy?

Subsequent to the reporting period, the fund reduced its monthly cash dividend to $0.04 per share of beneficial interest, as of April 21, 2004. This dividend reduction reflected the lower reinvestment rate available in the market upon the reinvestment of the proceeds from coupon payments, and from called, sold and/or matured securities, resulting in reduced income to the fund, current and possible additional future costs of establishing interest-rate swaps or other hedges in respect of the fund’s leverage, and an effort to reduce the accumulated distribution in excess of investment income-net.

We believe this dividend reduction could also provide us with additional flexibility in managing the portfolio. In this current lower-yielding environment, we believe that an effort to seek to maintain the fund's prior dividend could have involved an increase in the overall risk of the portfolio. While we continue to maintain a constructive view of the high-yield market, we believe a move to greater risk for greater yield potential would not have been prudent.

In light of the economy’s gathering strength and our view that high-yield bonds are more fully valued, we have continued to maintain the fund’s more defensive posture. Our more conservative approach helped support the fund’s returns in February and March 2004, when high-yield bonds began to encounter heightened market volatility.

At the end of the reporting period and in the days immediately following, we began to see early signs of stronger job growth and renewed inflationary pressures. Accordingly, we currently believe that a more defensive posture is warranted over the foreseeable future.

April 22, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch High Yield Master II Index is an unmanaged performance benchmark composed of U.S. domestic and Yankee bonds rated below investment-grade with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

The Fund 5

STATEMENT SELECTED INFORMATION OF INVESTMENTS
March 31, 2004 (Unaudited)
Market Price per share March 31, 2004	$5.48
Shares Outstanding March 31, 2004	70,959,094
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

Fiscal Year Ended March 31, 2004

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 30,	March 31,
	2003	2003	2003	2004

High	$5.44	$5.00	$5.53	$5.75
Low	4.73	4.43	4.89	5.08
Close	4.93	5.00	5.41	5.48

PERCENTAGE GAIN (LOSS) based on change in Market Price*

April 29, 1998 (commencement of operations) through March 31, 2004		(13.90)%
April 1, 2003 through March 31, 2004		19.92
July 1, 2003 through March 31, 2004		21.49
October 1, 2003 through March 31, 2004		16.02
January 1, 2004 through March 31, 2004		3.17

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)	$15.00
March 31, 2003	3.87
June 30, 2003	4.52
September 30, 2003	4.61
December 31, 2003	4.80
March 31, 2004	4.76

PERCENTAGE GAIN (LOSS)		based on change in Net Asset Value*
April 29, 1998 (commencement of operations) through March 31, 2004		(25.11)%
April 1, 2003 through March 31, 2004		39.07
July 1, 2003 through March 31, 2004		15.25
October 1, 2003 through March 31, 2004		9.44
January 1, 2004 through March 31, 2004		1.14

* With dividends reinvested.

STATEMENT OF INVESTMENTS
March 31, 2004
	Principal
Bonds and Notes—132.5%	Amount [a]	Value ($)

Advertising—.4%
RH Donnelley Financial:
Sr. Notes, 8.875%, 2010	660,000 [b,c]	745,800
Sr. Sub. Notes, 10.875%, 2012	440,000 [b,c]	526,900
		1,272,700
Aerospace & Defense—.6%
BE Aerospace,
Sr. Sub. Notes, Ser. B, 8.875%, 2011	1,427,000 [c]	1,312,840
K&F Industries,
Sr. Sub. Notes, Ser. B, 9.625%, 2010	657,000 [c]	739,125
		2,051,965
Agricultural—.2%
Seminis Vegetable Seeds,
Sr. Sub. Notes, 10.25%, 2013	685,000 [b]	761,206
Airlines—1.8%
AMR,
Debs., 9.75%, 2021	2,400,000 [c]	1,866,000
Northwest Airlines:
Pass-Through Ctfs., Ser. 1996-1, 7.67%, 2015	1,665,289	1,455,521
Sr. Notes, 10%, 2009	2,403,000	1,958,445
United AirLines,
Enhanced Pass-Through Ctfs.,
Ser. 1997-1A, 1.34%, 2049	821,796 [d]	751,997
		6,031,963
Asset-Backed-Other—.5%
Aircraft Finance Trust,
Asset-Backed Notes,
Ser. 1999-1A, Cl. D, 11%, 2024	6,395,441 [b,c]	1,766,621
Automotive, Trucks & Parts—1.9%
Airxcel,
Sr. Sub. Notes, Ser. B, 11%, 2007	3,329,000 [c]	2,996,100
Collins & Aikman Products,
Sr. Notes, 10.75%, 2011	2,216,000 [c]	2,288,020
HLI Operating,
Sr. Notes, 10.5%, 2010	278,000	317,615
United Components,
Sr. Sub. Notes, 9.375%, 2013	675,000 [c]	732,375
		6,334,110

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Building & Construction—2.1%
Ainsworth Lumber,
Sr. Notes, 6.75%, 2014	488,000 [b]	492,880
Atrium Cos.,
Sr. Sub Notes, 10.5%, 2009	986,000 [b]	1,042,695
Owens Corning,
Debs., 7.5%, 2018	6,806,000 [d]	3,020,163
WCI Communities,
Sr. Sub. Notes, 10.625%, 2011	2,370,000 [c]	2,689,950
		7,245,688
Chemicals—9.2%
Aqua Chemical,
Sr. Sub. Notes, 11.25%, 2008	2,000,000 [c]	1,640,000
HMP Equity,
Units, 0%, 2008	436 [b,f]	307,380
Huntsman,
Sr. Notes, 11.625%, 2010	3,790,000 [c]	3,998,450
Huntsman ICI Chemicals,
Sr. Sub. Notes, 10.125%, 2009	5,481,000 [c]	5,604,323
Nalco,
Sr. Sub. Notes, 8.875%, 2013	4,508,000 [b,c]	4,722,130
OM Group,
Sr. Sub. Notes, 9.25%, 2011	3,268,000 [c]	3,382,380
PolyOne,
Sr. Notes, 10.625%, 2010	1,569,000 [c]	1,612,147
Resolution Performance Products:
Sr. Secured Notes, 8%, 2009	692,000	709,300
Sr. Sub. Notes, 13.5%, 2010	7,125,000 [c]	5,985,000
Rhodia,
Sr. Notes, 7.625%, 2010	1,707,000 [b,c]	1,578,975
Rockwood Specialties,
Sr. Sub. Notes, 10.625%, 2011	1,380,000 [c]	1,531,800
		31,071,885
Commercial Services—1.1%
Alliance Laundry Systems,
Sr. Sub. Notes, Ser. B, 9.625%, 2008	2,000,000 [b,c]	2,040,000
Brickman,
Sr. Sub. Notes, Ser. B, 11.75%, 2009	888,000 [c]	1,034,520
Williams Scotsman,
Secured Notes, 10%, 2008	477,000	519,930
		3,594,450

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Consumer Products—.6%
Playtex Products,
Sr. Sub. Notes, 9.375%, 2011	2,264,000 [c]	2,184,760
Diversified Financial Service—2.7%
Air 2 US,
Enhanced Equipment Notes,
Ser. D, 12.266%, 2020	9,640,958 [b,d,g]	0
FINOVA,
Notes, 7.5%, 2009	3,156,000 [c]	1,964,610
Stena AB,
Sr. Notes, 7.5%, 2013	1,170,000	1,228,500
Trump Casino Holdings/Funding,
First Priority Mortgage Notes, 11.625%, 2010	3,063,000 [c]	3,078,315
Williams Holdings of Delaware,
Notes, 6.5%, 2008	2,558,000 [c]	2,669,913
		8,941,338
Electric Utilities—12.1%
Allegheny Energy Statutory Trust 2001:
Secured Notes, 10.25%, 2007	85,539 [b,c]	88,105
Secured Notes, 10.25%, 2007	2,880,460 [b,c]	3,154,104
Allegheny Energy Supply,
Bonds, 8.25%, 2012	6,929,000 [b,c]	6,929,000
CMS Energy,
Sr. Notes, 9.875%, 2007	2,442,000 [c]	2,704,515
Calpine:
Secured Notes, 8.5%, 2010	8,330,000 [b,c]	7,705,250
Secured Notes, 8.75%, 2013	2,963,000 [b,c]	2,725,960
Secured Notes, 9.875%, 2011	920,000 [b]	890,100
Calpine Generating:
Secured Notes, 7%, 2010	961,000 [b,e]	920,158
Secured Notes, 10.25%, 2011	1,201,000 [b,e]	1,143,952
Reliant Resources:
Sr. Secured, Notes, 9.25%, 2010	10,046,000 [c]	10,950,140
Sr. Secured Notes, 9.5%, 2013	1,480,000	1,639,100
Sierra Pacific Resources,
Sr. Notes, 8.625%, 2014	1,932,000 [b]	1,970,640
		40,821,024
Electrical & Electronics—2.5%
Communications & Power Industries,
Sr. Sub. Notes, 8%, 2012	455,000 [b]	464,669

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Electrical & Electronics (continued)
Dresser,
Sr. Sub. Notes, 9.375%, 2011	3,669,000 [c]	4,017,555
Fisher Scientific International,
Sr. Sub. Notes, 8%, 2013	2,322,000 [b,c]	2,618,055
Imax,
Sr. Notes, 9.625%, 2010	919,000 [b]	960,355
Rayovac,
Sr. Sub. Notes, 8.5%, 2013	465,000	503,362
		8,563,996
Entertainment—3.7%
AMC Entertainment,
Sr. Sub. Notes, 9.875%, 2012	1,973,000 [c]	2,160,435
Argosy Gaming:
Sr. Sub. Notes, 7%, 2014	986,000 [b]	1,037,765
Sr. Sub. Notes, 9%, 2011	1,501,000 [c]	1,696,130
Bally Total Fitness,
Sr. Notes, 10.5%, 2011	2,579,000 [c]	2,437,155
Old Evangeline Downs,
Sr. Secured Notes, 13%, 2010	938,000 [c]	1,064,630
Regal Cinemas,
Sr. Sub. Notes, Ser. B, 9.375%, 2012	455,000 [c]	516,425
Six Flags,
Sr. Notes, 9.625%, 2014	1,920,000 [b]	2,049,600
Town Sports International,
Sr. Notes, 9.625%, 2011	1,335,000 [c]	1,418,438
		12,380,578
Environmental Control—2.4%
Allied Waste,
Sr. Sub. Notes, Ser. B, 10%, 2009	6,619,000 [c]	7,131,973
Synagro Technologies,
Sr. Sub. Notes, 9.5%, 2009	896,000 [c]	974,400
		8,106,373
Food & Beverages—2.9%
Agrilink Foods,
Sr. Sub. Notes, 11.875%, 2008	225,000 [c]	239,625
Del Monte,
Sr. Sub. Notes, 8.625%, 2012	1,879,000 [c]	2,123,270
Dole Foods:
Debs., 8.75%, 2013	665,000 [c]	729,838
Sr. Notes, 8.625%, 2009	919,000 [c]	1,010,900
Sr. Notes, 8.875%, 2011	1,333,000 [c]	1,459,635

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Food & Beverages (continued)
Land O’Lakes,
Sr. Notes, 8.75%, 2011	3,822,000	3,420,690
National Beef Packing,
Sr. Notes, 10.5%, 2011	904,000 [b]	935,640
		9,919,598
Foreign Governmental—1.4%
Republic of Argentina,
Gtd. Bonds, Ser. L-GP, 6%, 2023	9,034,000 [d]	4,686,388
Gaming & Lodging—6.7%
Coast Hotels & Casinos,
Sr. Sub. Notes, 9.5%, 2009	1,336,000 [c]	1,409,480
Inn of the Mountain Gods Resort & Casino,
Sr. Notes, 12%, 2010	1,858,000 [b]	2,020,575
Kerzner International,
Notes, 8.875%, 2011	450,000 [c]	501,750
MGM Mirage,
Notes, 8.5%, 2010	2,858,000	3,351,005
Mandalay Resort,
Sr. Notes, 6.5%, 2009	1,825,000	1,968,719
Mohegan Tribal Gaming Authority:
Sr. Sub. Notes, 6.375%, 2009	1,800,000 [c]	1,899,000
Sr. Sub. Notes, 8.375%, 2011	877,000 [c]	973,470
Park Place Entertainment:
Sr. Sub. Notes, 7.875%, 2010	1,140,000 [c]	1,276,800
Sr. Sub. Notes, 8.875%, 2008	985,000 [c]	1,127,825
Resorts International Hotel and Casino,
First Mortgage, 11.5%, 2009	4,752,000 [c]	5,274,720
Station Casinos,
Sr. Sub. Notes, 6.5%, 2014	457,000 [b]	463,284
Turning Stone Casino Enterprise,
Sr. Notes, 9.125%, 2010	636,000 [b,c]	691,650
Wynn Las Vegas,
Second Mortgage, 12%, 2010	1,390,000	1,681,900
		22,640,178
Health Care—5.3%
Extendicare Health Services,
Sr. Notes, 9.5%, 2010	791,000 [c]	887,898
Hanger Orthopedic,
Sr. Notes, 10.375%, 2009	1,350,000 [c]	1,525,500

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Health Care (continued)
Healthsouth:
Sr. Notes, 6.875%, 2005	920,000	917,700
Sr. Notes, 7%, 2008	2,801,000	2,709,967
Mariner Health Care,
Sr. Sub. Notes, 8.25%, 2013	951,000 [b]	972,397
Province Healthcare,
Sr. Sub. Notes, 7.5%, 2013	2,908,000 [c]	3,038,860
Tenet HealthCare:
Notes, 7.375%, 2013	5,218,000 [c]	4,735,335
Sr. Notes, 5%, 2007	1,000,000 [c]	917,500
Triad Hospitals,
Sr. Sub. Notes, 7%, 2013	2,082,000 [b]	2,144,460
		17,849,617
Machinery—1.5%
Case New Holland,
Sr. Notes, 9.25%, 2011	2,245,000 [b]	2,548,075
Terex,
Sr. Sub. Notes, Ser. B, 10.375%, 2011	2,250,000 [c]	2,576,250
		5,124,325
Manufacturing—4.7%
Hexcel,
Sr. Sub. Notes, 9.75%, 2009	3,321,000 [c]	3,470,445
JB Poindexter & Co:
Sr. Notes, 8.75%, 2014	2,080,000 [b]	2,332,418
Sr. Secured Notes, 12.5%, 2007	1,753,000 [c]	1,761,765
Key Components,
Sr. Notes, 10.5%, 2008	2,567,000 [c]	2,644,010
Tyco International,
Gtd. Notes, 6.375%, 2005	5,416,000 [c]	5,671,646
		15,880,284
Media—13.5%
CSC Holdings,
Sr. Notes, 6.75%, 2012	4,288,000 [b,c]	4,363,040
Charter Communications Holdings/Capital:
Sr. Discount Notes, 0/11.75%, 2011	4,011,000 [c,h]	2,567,040
Sr. Notes, 8.75%, 2013	2,300,000 [b,c]	2,357,500
Sr. Notes, 10%, 2011	3,193,000 [c]	2,666,155
Sr. Notes, 10.25%, 2010	3,693,000 [b,c]	3,822,255
Sr. Notes, 10.75%, 2009	5,057,000 [c]	4,450,160

		Principal
Bonds and Notes (continued)		Amount [a]	Value ($)

Media (continued)
Dex Media West/Finance,
Sr. Sub. Notes, 9.875%, 2013		1,410,000 [b]	1,572,150
Diamond,
Notes, 10%, 2008	GBP	885,000	1,647,902
Granite Broadcasting,
Secured Notes, 9.75%, 2010		1,843,000 [b]	1,787,710
Gray Television,
Sr. Sub. Notes, 9.25%, 2011		450,000 [c]	505,125
LBI Media,
Sr. Discount Notes, 0/11%, 2013		1,392,000 [h]	983,100
Lodgenet Entertainment,
Sr. Sub. Debs., 9.5%, 2013		419,000 [c]	467,185
NTL,
Debs., 11.2%, 2007		5,468,000 [c]	5,522,680
Nexstar Finance,
Sr. Sub. Notes, 7%, 2014		2,993,000 [b,c]	2,978,035
Pegasus Communications,
Sr. Sub. Notes, Ser. B, 12.5%, 2007		4,842,000	4,285,170
Spanish Broadcasting System,
Sr. Sub. Notes, 9.625%, 2009		5,427,000	5,772,971
			45,748,178
Mining & Metals—3.0%
AK Steel:
Sr. Notes, 7.75%, 2012		3,079,000 [c]	2,763,402
Sr. Notes, 7.875%, 2009		915,000	841,800
Consol Energy,
Notes, 7.875%, 2012		3,182,000 [c]	3,452,817
Ispat Inland ULC,
Sr. Secured Notes, 9.75%, 2014		2,862,000 [b]	2,990,790
			10,048,809
Oil & Gas—8.0%
Link Energy,
Sr. Notes, 9%, 2010		4,261,066	4,261,066
Hanover Compressor,
Sr. Notes, 8.625%, 2010		921,000	994,680
Hanover Equipment Trust,
Sr. Secured Notes, Ser. B, 8.75%, 2011		3,912,000 [c]	4,244,520
McMoRan Exploration,
Sr. Notes, 6%, 2008		4,497,000 [b,c]	5,924,797

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Oil & Gas (continued)
Nuevo Energy,
Sr. Sub. Notes, Ser. B, 9.375%, 2010	5,296,000 [c]	5,918,280
Premcor Refining,
Sr. Notes, 9.25%, 2010	900,000 [c]	1,030,500
Wiser Oil,
Sr. Sub. Notes, 9.5%, 2007	4,554,000	4,554,000
		26,927,843
Packaging & Containers—3.9%
Graham Packaging,
Sr. Sub. Notes, Ser. B, 8.75%, 2008	1,535,000 [c]	1,581,050
Owens-Brockway:
Sr. Notes, 8.25%, 2013	450,000 [c]	465,750
Sr. Secured Notes, 7.75%, 2011	900,000 [c]	945,000
Sr. Secured Notes, 8.875%, 2009	1,000,000 [c]	1,085,000
Pliant:
Sr. Secured Discount Notes, 0/11%, 2009	1,437,000 [b,c,h]	1,156,785
Sr. Secured Notes, 11.125%, 2009	443,000 [c]	465,150
Sr. Sub. Notes, 13%, 2010	900,000 [c]	783,000
Stone Container:
Sr. Notes, 8.375%, 2012	662,000 [c]	726,545
Sr. Notes, 9.75%, 2011	2,525,000 [c]	2,834,313
Tekni-Plex,
Sr. Sub. Notes, Ser. B, 12.75%, 2010	3,045,000 [c]	3,204,862
		13,247,455
Paper & Forest Products—4.2%
Appleton Papers,
Sr. Sub. Notes, Ser. B, 12.5%, 2008	850,000 [c]	964,750
Buckeye Technologies:
Sr. Notes, 8.5%, 2013	1,150,000 [c]	1,242,000
Sr. Sub. Notes, 9.25%, 2008	1,000,000 [c]	1,005,000
Georgia-Pacific:
Sr. Notes, 7.375%, 2008	1,772,000 [c]	1,944,770
Sr. Notes, 8.875%, 2010	3,051,000 [c]	3,577,298
Sr. Notes, 9.375%, 2013	3,454,000 [c]	4,084,355
Newark Group,
Sr. Sub. Notes, 9.75%, 2014	1,225,000 [b]	1,212,750
		14,030,923
Pipelines—8.5%
ANR Pipeline,
Notes, 8.875%, 2010	2,230,000 [c]	2,486,450

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Pipelines (continued)
Dynegy:
Secured Notes, 9.875%, 2010	5,415,000 [b,c]	5,915,887
Secured Notes, 10.125%, 2013	2,968,000 [b,c]	3,272,220
El Paso Production,
Sr. Notes, 7.75%, 2013	2,321,000	2,164,332
Encore Acquistion,
Sr. Sub. Notes, 6.25%, 2014	238,000 [b]	241,272
Leviathan Gas Pipeline Partners,
Sr. Sub. Notes, 10.375%, 2009	986,000 [c]	1,050,090
Southern Natural Gas,
Notes, 8.875%, 2010	1,795,000 [c]	2,001,425
Williams Cos.:
Notes, 6.5%, 2006	4,933,000 [c]	5,173,484
Notes, 6.625%, 2004	2,850,000 [c]	2,935,500
Notes, 7.125%, 2011	1,000,000 [c]	1,055,000
Putable Asset Term Securities, Ser. A, 6.75%, 2006	556,000 [c]	582,410
Sr. Notes, 8.625%, 2010	1,723,000 [c]	1,903,915
		28,781,985
Residential Mortgage Pass-Through Ctfs.—.1%
Residential Funding Mortgage Securities I, REMIC:
Ser. 2001-S19, Cl. B1, 6.5%, 2016	136,977	140,730
Ser. 2001-S19, Cl. B2, 6.5%, 2016	68,533 [b]	67,080
Ser. 2001-S19, Cl. B3, 6.5%, 2016	137,004 [b]	70,447
		278,257
Retail—1.1%
Buffets,
Sr. Sub. Notes, 11.25%, 2010	448,000 [c]	495,040
JC Penney,
Sr. Notes, 8%, 2010	1,339,000 [c]	1,576,672
Remington Arms,
Sr. Notes, 10.5%, 2011	335,000 [c]	340,862
Rite Aid:
Sr. Secured Notes, 8.125%, 2010	319,000 [c]	342,925
Sr. Secured Notes, 12.5%, 2006	899,000	1,040,593
		3,796,092
Structured Index—10.9%
DJ TRAC-X NA:
Credit Linked Trust Ctfs., 6.05%, 2009	22,898,000 [b,i]	23,470,450
Credit Linked Trust Ctfs., 8%, 2009	13,164,000 [b,c,i]	13,279,185
		36,749,635

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Technology—.4%
AMI Semiconductor,
Sr. Sub. Notes, 10.75%, 2013	1,163,000 [c]	1,363,618
Telecommunications—12.5%
American Cellular Escrow,
Sr. Notes, Ser. B, 10%, 2011	1,355,000	1,307,575
American Tower:
Sr. Notes, 7.5%, 2012	2,769,000 [b]	2,658,240
Sr. Notes, 9.375%, 2009	4,177,000 [c]	4,427,620
Sr. Sub. Notes, 7.25%, 2011	920,000 [b]	945,300
American Tower Escrow,
Discount Notes, 0%, 2008	450,000 [b,c]	318,375
Call-Net Enterprises,
Sr. Secured Notes, 10.625%, 2008	2,000,000 [c]	2,030,000
Crown Castle International:
Sr. Notes, 7.5%, 2013	1,371,000	1,353,863
Sr. Notes, 9.375%, 2011	1,386,000 [c]	1,510,740
Sr. Notes, 10.75%, 2011	1,000,000 [c]	1,125,000
Sr. Notes, Ser. B, 7.5%, 2013	1,293,000	1,276,837
Fairpoint Communications,
Sr. Notes, 11.875%, 2010	449,000 [c]	541,045
Horizon PCS,
Sr. Notes, 13.75%, 2011	3,000,000 [d]	765,000
Innova S de RL,
Notes, 9.375%, 2013	1,814,000	1,977,260
Level 3 Financing,
Sr. Notes, 10.75%, 2011	1,233,000 [b]	1,208,340
MJD Communications,
Floating Rate Notes, Ser. B, 5.407%, 2008	4,930,000 [e]	4,165,850
Nextel Partners,
Sr. Notes, 12.5%, 2009	1,073,000	1,266,140
Pegasus Satellite Communications,
Sr. Notes, 12.375%, 2006	677,000	600,837
Qwest:
Bank Note, Ser. A, 5.86%, 2007	2,645,000 [b]	2,717,737
Bank Note, Ser. B, 6.95%, 2010	2,972,000 [b]	3,012,865
Roger Wireless,
Sr. Secured Notes, 9.625%, 2011	1,000,000 [c]	1,228,750
SBA Communications,
Sr. Discount Notes, 0/9.75%, 2011	6,205,000 [b,h]	4,390,037

			Principal
Bonds and Notes (continued)			Amount [a]	Value ($)

Telecommunications (continued)
Spectrasite,
Sr. Notes, 8.25%, 2010			1,329,000	1,428,676
U.S. Unwired,
Sr. Sub. Discount Notes, Ser. B, 0/13.375%, 2009			958,000 [h]	900,520
Williams Communication,
Bank Note, 6.313%, 2006			1,153,846	1,156,731
				42,313,338
Textiles & Apparel—.6%
Dan River,
Sr. Notes, 12.75%, 2009			1,831,000 [b,d]	425,708
Levi Strauss & Co.,
Sr. Notes, 12.25%, 2012			2,166,000 [c]	1,646,161
				2,071,869
Transportation—1.5%
TFM, S.A. de C.V.,
Sr. Notes, 10.25%, 2007			5,000,000 [c]	5,200,000
Total Bonds and Notes
(cost $		438,727,121)		447,787,049

Preferred Stocks—5.7%			Shares	Value ($)

Commercial Services—.9%
Kaiser Group Holdings,
Cum., $	3.85		54,563	2,905,480
Diversified Financial Service—.1%
Williams Holdings Of Delaware,
Cum. Conv., $		2.75	6,650 [b]	425,600
Media—4.7%
CSC Holdings,
Ser. H, Cum. $		117.50	69,166	7,255,513
Paxson Communications:
Cum., $	1,325		3	26,388
Cum. Conv., $		975	762 [b]	6,174,811
Spanish Broadcasting System,
Cum. $	107.5		2,367 [b]	2,413,845
				15,870,557
Total Preferred Stock
(cost $		18,225,909)		19,201,637

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks—.4%		Shares	Value ($)

Oil & Gas—.1%
Link Energy		444,013 [j]	266,408
Telecommunications—.3%
AboveNet		17,570 [j]	667,660
Neon Communications		158,722 [g,j]	507,910
Stellex Aerostructures		2,793 [g,j]	0
			1,175,570
Total Common Stocks
(cost $	6,828,827)		1,441,978

Other—.1%

Mining And Metals—.0%
Kaiser Group Holdings (rights)		108,168 [g,j]	0
Imperial Credit Industries (warrants)		118,282 [g,j]	0
			0
Telecommunications—.1%
AboveNet (warrants)		7,395 [j]	133,113
AboveNet (warrants)		8,700 [j]	121,800
Loral Cyberstar (warrants)		6,980 [j]	70
Neon Communications (warrants)		158,722 [g,j]	0
			254,983
Total Other
(cost $	278,519)		254,983

Other Investments—2.4%			Shares	Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			2,759,000 [c,k]	2,759,000
Dreyfus Institutional Cash Advantage Plus Fund			2,759,000 [c,k]	2,759,000
Dreyfus Institutional Preferred Plus Money Market Fund			2,759,000 [c,k]	2,759,000
Total Other Investments
(cost $	8,277,000)			8,277,000

Total Investments (cost $		472,337,376)	141.1%	476,962,647
Liabilities, Less Cash and Receivables			(41.1%)	(139,005,110)
Net Assets			100.0%	337,957,537
a Principal amount stated in U.S Dollars unless otherwise noted. GBP—Great Britian Pound Sterling
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2004, these securities amounted to $157,924,010 or 46.7% of net assets.

c	Collateral for Revolving Credit and Security Agreement.
d	Non-income producing—security in default.
e	Variable rate security—interest rate subject to periodic change.
f	Units represent Bond with warrant attached to purchase common stock.
g	The value of these securities has been determined in good faith under the direction of the Board of Trustees.
h	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
i	Security linked to a portfolio of debt securities.
j	Non-income producing security.
k	Investments in affiliated money market funds. See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	464,060,376	468,685,647
Affiliated issuers	8,277,000	8,277,000
Cash		337,677
Dividends and interest receivable		9,546,108
Receivable for investment securities sold		1,073,531
Unrealized appreciation on interest rate swaps—Note 4		48,541
Prepaid expenses		61,889
		488,030,393

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		331,190
Due to Shareholder Servicing Agent—Note 3(b)		28,422
Loan payable—Note 2		141,000,000
Payable for investment securities purchased		4,783,030
Dividends payable		3,459,257
Interest and loan fees payable—Note 2		178,028
Accrued expenses		292,929
		150,072,856

Net Assets ( $)		337,957,537

Composition of Net Assets ($):
Paid-in capital		987,854,536
Accumulated distributions in excess of investment income—net		(2,532,111)
Accumulated net realized gain (loss) on investments		(652,038,687)
Accumulated net unrealized appreciation (depreciation)
on investments, foreign currency transactions and swap transactions		4,673,799

Net Assets ( $)		337,957,537

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		70,959,094
Net Asset Value, per share ($)		4.76

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2004

Investment Income ($):
Interest	44,696,997
Dividends:
Unaffiliated issuers	1,869,462
Affiliated issuers	104,283
Total Income	46,670,742
Expenses:
Management fee—Note 3(a)	4,126,445
Interest expense—Note 2	2,306,562
Shareholder servicing costs—Note 3(a,b)	488,769
Professional fees	211,951
Trustees’ fees and expenses—Note 3(c)	184,411
Shareholders’ reports	94,770
Registration fees	66,969
Custodian fees—Note 3(a)	45,698
Miscellaneous	49,515
Total Expenses	7,575,090
Less—reduction in management fee and shareholder servicing
fees due to undertakings—Note 3(a,b)	(596,042)
Net Expenses	6,979,048
Investment Income—Net	39,691,694

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(4,393,445)
Net realized gain (loss) on forward currency exchange contracts	(74,888)
Net realized gain (loss) on financial futures	1,955
Net realized gain (loss) on swap transactions	(4,471,401)
Net Realized Gain (Loss)	(8,937,779)
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions and swap transactions	73,376,894
Net Realized and Unrealized Gain (Loss) on Investments	64,439,115
Net Increase in Net Assets Resulting from Operations	104,130,809

See notes to financial statements.

The Fund 21

STATEMENT OF CASH FLOWS

Year Ended March 31, 2004

Cash Flows from Operating Activities ($):
Interest Received	38,254,616
Dividends Received	1,276,536
Interest and loan fees paid	(2,315,697)
Other expenses paid	(1,152,484)
Paid to The Dreyfus Corporation	(3,474,017)	32,588,954

Cash Flows from Investing Activities ($):
Purchases of portfolio securities	(662,886,861)
Net purchases of short-term portfolio securities	(2,723,000)
Proceeds from sales of portfolio securities	656,228,328
Foreign Exchange Contract Transactions	(114,205)
Swap Transactions	(4,471,401)
Futures Transactions	1,955	(13,965,184)

Cash Flows from Financing Activities ($):
Dividends paid	(36,208,538)
Loan Payments	17,000,000	(19,208,538)
Decrease in cash		(584,768)
Cash at beginning of period		922,445

Cash at end of period		337,677

Reconciliation of Net Decrease in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Decrease in Net Assets Resulting From Operations		104,130,809
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities ($):
Decrease in interest receivable		2,704,668
Decrease in interest and loan fees payable		(9,135)
Decrease in accrued expenses		(8,481)
Increase in prepaid expenses		(1,920)
Increase in Due to The Dreyfus Corporation and affiliates		56,386
Net Interest sold on investments		(3,586,002)
Net realized loss on investments		8,937,779
Net unrealized appreciation on investments		(73,376,894)
Noncash Dividends and interest		(909,724)
Decrease in Dividends receivable		19,752
Net amortization of discount and premium on investments		(5,368,284)

Net Cash Provided by Operating Activities		32,588,954

Supplementary discosure noncash financing activities ($):
Reinvestment of dividends which increases paid-in capital		6,737,416
See notes to financial statements.
22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2004	2003

Operations ($):
Investment income—net	39,691,694	46,814,842
Net realized gain (loss) on investments	(8,937,779)	(118,614,023)
Net unrealized appreciation
(depreciation) on investments	73,376,894	50,424,756
Net Increase (Decrease) in Net Assets
Resulting from Operations	104,130,809	(21,374,425)

Dividends to Shareholders from ($):
Investment income—net	(42,091,620)	(50,965,977)

Beneficial Interest Transactions ($):
Dividends reinvested—Note 1(c)	6,737,416	9,039,309
Total Increase (Decrease) in Net Assets	68,776,605	(63,301,093)

Net Assets ($):
Beginning of Period	269,180,932	332,482,025
End of Period	337,957,537	269,180,932

Capital Share Transactions (Shares):
Shares issued for dividends reinvested	1,385,051	2,190,307

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund's financial statements and market price data for the fund’s shares.

		Year Ended March 31,

	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	3.87	4.93	6.35	10.06	11.83
Investment Operations:
Investment income—net	.56[b]	.68[b]	.81[b]	1.14	1.46
Net realized and unrealized
gain (loss) on investments	.93	(1.00)	(1.33)	(3.57)	(1.75)
Total from Investment Operations	1.49	(.32)	(.52)	(2.43)	(.29)
Distributions:
Dividends from investment income—net	(.60)	(.74)	(.90)	(1.28)	(1.48)
Net asset value, end of period	4.76	3.87	4.93	6.35	10.06
Market value, end of period	5.48	5.16	5.41	6.47	8 7 / 8

Total Return (%)[c]	19.92	14.22	(1.84)	(14.09)	(14.35)

Ratios/Supplemental Data (%):
Ratio of expenses, exclusive of
interest, to average net assets	1.45	1.54	1.52	1.61	1.50
Ratio of interest expense
to average net assets	.72	1.45	2.99	3.13	2.21
Ratio of net investment income
to average net assets	12.35	17.66	14.95	14.35	13.20
Decrease reflected in above expense
ratios due to undertakings by
The Dreyfus Corporation
and UBS Warburg LLC	.19[d]	.19[d]	.19[d]	—	—
Portfolio Turnover Rate	145.95	186.19	239.11	42.61	28.37

Net Assets, end of period ($ x 1,000)	337,958	269,181	332,482	415,597	646,676

		Year Ended March 31,

	2004	2003	2002[a]	2001	2000

Ratios/Supplemental Data (%)
(continued):
Average borrowings outstanding
($ x 1,000)	137,123	126,350	174,415	232,205	268,770
Weighted average number of fund
shares outstanding (x 1,000)	70,406	68,538	66,400	64,724	63,785
Average amount of debt per share ($)	1.95	1.84	2.63	3.59	4.21
a As required, effective April 1, 2001, the fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended March 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from 15.96% to 14.95%. Per share data and ratios/supplemental data for periods prior to April 1, 2001 have not been restated to reflect these changes in presentation.

b	Based on average shares outstanding at each month end.
c	Calculated based on market value.
d	Represents waiver of .10 of 1% of Managed Assets by The Dreyfus Corporation and .03 of 1% of Managed Assets by UBS Warburg LLC.

See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment manager and administrator. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which requires the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills), financial futures, options and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded. Investments denomi-

nated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Swap transactions are valued daily based upon quotations from counterparties as market makers utilizing the net present value of all future cash settlements based on implied forward interest rates.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premiums on investments is recognized on a scientific basis. Under the terms of the custody agreement, the fund received net earnings credits of $3,711 during the period ended March 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually.To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the dividend reinvestment plan.

On March 29, 2004, the Board of Trustees declared a cash dividend of $.04875 per share from investment income-net, payable on April 26, 2004 to shareholders of record as of the close of business on April 12, 2004.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $927,146, accumulated capital losses $647,258,868 and unrealized appreciation $2,373,463. In addition, the fund had $4,544,570 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2004. If not applied, $32,078,398 of the carryover expires in fiscal 2007, $32,334,001 expires in fiscal 2008, $136,674,723 expires in fiscal 2009, $283,731,643 expires in fiscal 2010, $105,470,700 expires in fiscal 2011 and $56,969,403 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2004 and March 31, 2003, were as follows: ordinary income $42,091,620 and $50,965,977, respectively.

During the period ended March 31, 2004, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $866,501, decreased net realized gain (loss) on investments by $2,247,316 and increased paid-in capital by $1,380,815. Net assets were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has entered into a $175,000,000 Revolving Credit and Security Agreement (the “Agreement”), which expires on June 15, 2006. Under the terms of the Agreement, the fund may borrow Advances (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $312,108,989 as of March 31, 2004; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time.The fund pays certain other fees associated with the Agreement. During the period ended March 31, 2004, $717,059 applicable to those fees was included in interest expense.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding during the period ended March 31, 2004, under the Agreement, was approximately $137,123,000, with a related weighted average annualized interest rate of 1.16%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

For the period from April 1, 2003 through July 20, 2004, the Manager has agreed to waive receipt of a portion of the fund’s management fee in the amount of .10 of 1% of the Managed Assets.The reduction in management fee, pursuant to the undertaking, amounted to $458,494 during the period ended March 31, 2004.

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $324,820, custodian fees $2,370 and transfer agency per account fees $4,000.

The fund compensates Mellon Investor Services, L.L.C., an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $30,275 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2004, the fund was charged $45,698 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC Inc. provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund’s average weekly Managed Assets. During the period ended March 31, 2004, the fund was charged $458,494 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2003 through July 20, 2004, UBS Warburg LLC has agreed to waive receipt of a portion of the fund’s shareholder services fee in the amount of .03 of 1% of the Managed Assets. The reduction in shareholder servicing fee, pursuant to the undertaking, amounted to $137,548 during the period ended March 31, 2004.

(c) Each Trustee who is not an “interested person” of the fund as defined in the Act receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus /Laurel funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the “Dreyfus/Laurel Funds”) and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by tele-phone.The fund also reimburses each Trustee who is not an “interested person” of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund’s Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager. During the period ended March 31, 2004, the fund derived $104,283 in income from these investments.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, swaps and forward currency exchange contracts, during the period

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

ended March 31, 2004, amounted to $654,793,594 and $641,623,467, respectively.

The fund may use various derivatives, including options, futures contracts, forward currency exchange contracts, mortgage-related securities, asset-backed securities and swaps.The fund may invest in, or enter into, these financial instruments for a variety of reasons, including to hedge certain market trends, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

The fund enters into credit default swaps which involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to net realized gain/loss. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.As of March 31, 2004, there were no credit default swaps.

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic payments to be received or paid are accrued daily and are recorded in the Statement of Operations as a net realized gain/loss. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The following summarizes interest rate swaps entered into by the fund at March 31, 2004:

The fund may invest in financial futures contracts which expose the fund to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At March 31, 2004, there were no financial futures contracts outstanding.

The fund may enter into forward currency exchange contracts.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.At March 31, 2004, there were no open forward currency exchange contracts.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2004, the cost of investments for federal income tax purposes was $474,637,713; accordingly, accumulated net unrealized appreciation on investments was $2,324,934, consisting of $32,693,692 gross unrealized appreciation $30,368,758 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On April 21, 2004, the Board of Trustees declared a cash dividend of $.04 per share from investment income-net, payable on May 19, 2004 to shareholders of record as of the close of business on May 5, 2004. The previous cash dividend declared on March 29, 2004 was $.04875 per share from investment income-net.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities, of Dreyfus High Yield Strategies Fund (the “Fund”), including the statement of investments, as of March 31,2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 14, 2004

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 3.32% of the ordinary dividends paid during the fiscal year ended March 31, 2004 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

The fund also designates 5.00% of the ordinary dividends paid during the fiscal year ended March 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the Dreyfus High Yield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below.All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Mellon Investor Services, L.L.C (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less

The Fund 37

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected.The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the agent votes proxies returned by the participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

The Fund 39

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant my terminate their account under the Plan by notifying the Agent in writing. Such termination will be effectively immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribu-tion.The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.The amendment or supplement shall be deemed to be accepted by each

Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan.Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1998)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186
———————
James Fitzgibbons (69)
Board Member (1998)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Howes Leather Corporation, Director
No. of Portfolios for which Board Member Serves: 23
———————
J.Tomlinson Fort (76)
Board Member (1998)
Principal Occupation During Past 5 Years:
• Retired Of Counsel, Reed Smith LLP (1998-2004)
Other Board Memberships and Affiliations:
• Allegheny College, Emeritus Trustee
• Pittsburgh Ballet Theatre,Trustee
• American College of Trial Lawyers, Fellow
No. of Portfolios for which Board Member Serves: 23
———————
Kenneth A. Himmel (57)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President and CEO, Related Urban Development Company, a real estate development company (1996-Present)
• President and CEO, Himmel & Company, a real estate development company (1980-Present)
• CEO, American Food Management, a restaurant company (1983-Present)

No. of Portfolios for which Board Member Serves: 23

Stephen J. Lockwood (56)
Board Member (1998)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company
(2000-Present)
• Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)
Other Board Memberships and Affiliations:
• BDML Holdings, an insurance company, Chairman of the Board
• Affiliated Managers Group, an investment management company, Director
No. of Portfolios for which Board Member Serves: 23
———————
Roslyn M.Watson (54)
Board Member (1998)
Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-Present)
Other Board Memberships and Affiliations:
• American Express Centurion Bank, Director
• The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
• National Osteoporosis Foundation,Trustee
No. of Portfolios for which Board Member Serves: 23
———————
Benaree Pratt Wiley (57)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President and CEO,The Partnership, an organization dedicated to increasing the
Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-Present)
Other Board Memberships and Affiliations:
• Boston College,Trustee
• The Greater Boston Chamber of Commerce, Director
• The First Albany Companies, Inc., an investment bank, Director
• Mass. Development, Director
• Commonwealth Institute, Director
• Efficacy Institute, Director
• PepsiCo Africa-America, Advisory Board

No. of Portfolios for which Board Member Serves: 23

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Ruth Marie Adams, Emeritus Board Member Francis P. Brennan, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 96 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 96 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

GERALD E. THUNELIUS, Executive Vice President since November 2001.

Director of the Long Term Taxable Fixed Income Team and Senior Portfolio Manager of the Manager, and an officer of 1 investment company (comprised of 1 portfolio) managed by the Manager. He is 40 years old and has been an employee of the Manager since May 1989.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 97 investment companies (comprised of 201 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 97 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 25 investment companies (comprised of 82 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Assistance Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 94 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 97 investment companies (comprised of 201 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 19 investment companies (comprising 74 portfolios) managed by the Manager. He is 35 years old and had been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 97 investment companies (comprised of 201 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund
200 Park Avenue
New York, NY 10166

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—Single State Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 45

For More Information

Dreyfus
High Yield Strategies Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660

© 2004 Dreyfus Service Corporation 0430AR0304

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $73,960 in 2003 and $73,375 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $20,000 in 2003 and $20,500 in 2004. These services consisted of (i) agreed-upon procedures related to the Fund’s revolving credit and security agreement and (ii) security counts required by Rule 17f -2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,650 in 2003 and $1,850 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,197,123 in 2003 and $2,234,608 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS HIGH YIELD STRATEGIES FUND

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	June 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	June 9, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	June 9, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)